                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 11, 2003


                    REPUBLIC ENGINEERED PRODUCTS HOLDINGS LLC
               (Exact Name of Registrant as Specified in Charter)



Delaware                            333-100581-04              35-2194249
State or Other Juris-               (Commission               (IRS Employer
Diction of Incorporation)           File Number)            Identification No.)


3770 Embassy Parkway                Akron, Ohio                 44333-8367
(Address of Principal Executive Offices)                        (Zip Code)




Registrant's telephone number, including area code:  (330) 670-3000

Item 5.  Other Events and Regulation FD Disclosure

         Republic Engineered Products Holdings LLC, a Delaware limited liability company, issued a press release on September 10, 2003 announcing a cost-structuring program that will reduce costs, conserve cash, and maximize the ability to meet customer requirements while normal operations are restored. This program addresses challenges exacerbated during last month's Northeast power blackout. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7. Financial Statements and Exhibits.

 Exhibit No.               Exhibit
 99.1                      Press Release dated September 10, 2003

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    REPUBLIC ENGINEERED PRODUCTS
                                    HOLDINGS LLC



Date: September 11, 2003            By: /s/ Joseph A. Kaczka
                                        ---------------------------------
                                        Chief Financial Officer, Vice President,
                                        Finance and Controller, Treasurer and
                                        Secretary